FOR IMMEDIATE RELEASE

MERUELO MADDUX ANNOUNCES CHAPTER 11 FILING TO RESTRUCTURE DEBT AND SEEK REORGANIZATION TO CONTINUE BUSINESS

Los Angeles, CA – March 26, 2009 – Meruelo Maddux Properties (NASDAQ: MMPI), a self-managed, full-service real estate company that develops, redevelops and owns commercial and multi-family residential properties, today announced that it and numerous of its subsidiaries have filed, or will be filing, voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in California, with the intent of implementing a comprehensive reorganization to restructure its debt.  Excluded from the filing is the Company’s 35-story 717 W. Ninth Street residential tower project currently under construction.

Earlier this month the Company announced during its fourth quarter earnings call that it was experiencing significant, recurring cash shortfalls because of a challenging credit climate and real estate market and, as a result, was considering its strategic options, including seeking Chapter 11 protection.

“The company worked with diligence to avoid a reorganization filing,” said Richard Meruelo, Chairman and Chief Executive Officer of Meruelo Maddux Properties.  “Despite our best efforts and careful consideration of all other alternatives, the filing became necessary given the challenging economic climate.  Now, our goal is to implement a comprehensive reorganization and continue to seek additional outside financing which we believe will allow us to move forward.”

The Company expects to continue to manage its real estate portfolio and does not currently anticipate any disruption to its tenants.  As aforementioned, the filing excludes its 35-story residential tower project currently under construction in downtown Los Angeles, and no disruptions to the ongoing construction are anticipated.  For further information on the reorganization filing, please call our company hotline at 310.237.5910 or refer to our FAQ sheet on the Company’s website.

About Meruelo Maddux Properties

Meruelo Maddux Properties is a self-managed, full-service real estate company that develops, redevelops and owns commercial and residential properties in downtown Los Angeles and other densely populated urban areas in California that are undergoing demographic or economic changes.  Meruelo Maddux Properties is committed to socially responsible investment.  Through its predecessor business, Meruelo Maddux Properties has been investing in urban real estate since 1972.

Safe Harbor Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “intends,” “plans,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. Forward-looking statements in this press release include, among others, statements about the absence of disruptions to tenants and ongoing construction by the Company and implementation of a reorganization plan. You should not rely on forward-looking statements since they involve known and unknown risks and liquidity, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. The Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the Company’s forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to the Company’s common stock, along with the following factors that could cause actual results to vary from the Company’s forward-looking statements: (i) the Company's ability to restructure itself and its affected subsidiaries timely and on favorable terms or at all, (ii) the costs and delays of bankruptcy proceedings, including as a result of attorney and other professional fees, creditors' claims, litigation and other challenges that may arise in connection therewith, (iii) the Company's ability to obtain and operate under debtor-in-possession financing, (iv) the Company's ability to consummate asset sales timely and on favorable terms or at all,  (v) availability, terms and deployment of capital, (vi) changes in the Company's business and investment strategy, (vii) availability of qualified personnel, (viii) changes in supply and demand dynamics within the commercial and residential subsegments of the real estate industry, (ix) the state of the general economy and the greater Los Angeles economy in which the Company's properties are located and (x) the other risks described in the Company's filings with the Securities and Exchange Commission.  Accordingly, there is no assurance that the Company's expectations will be realized.  Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Media Contact:                                                                                 Investors/Analysts:
Michael Bustamante                                                                                     Lasse Glassen
Corporate Communications                                                                         Investor Relations
213.291.2800 (office)                                                                                      213.486.6546